Annual Shareholder Meeting

May 9, 2023

TOMPKINS FINANCIAL

Greg Hartz, President
Tompkins Community Bank – CNY Market

Commitment to Our Communities

TOMPKINS
BANKING | INSURANCE | WEALTH


Women Build Weekend
Habitat
every woman
difference



Tom Rochon, Chair

Tompkins Financial Corp.

Forward Looking Information – Safe Harbor

This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are made based on management's expectations and beliefs concerning future events impacting the Company and are subject to certain risks and uncertainties that could cause actual results of the Company to differ materially from those expressed and/or implied by forward-looking statements and historical performance. Forward-looking statements may be identified by use of such words as "may", "will", "estimate", "intend", "continue", "believe", "expect", "plan", or "anticipate", and other similar words. Some of the factors that are among those that could cause actual results to differ materially from the forward-looking statements are those described in our Quarterly Report on Form 10-Q and Annual Report on Form 10-K as filed with the Securities and Exchange Commission. The Company does not undertake any obligation to update the forward-looking statements.

Steve Romaine, President & CEO
Tompkins Financial Corp.

2022 Operating Performance

Diluted earnings per share	$5.89
Net income	$85 million
Net deferred loan fees (PPP)	Continue to wind down as program ends
Net credit recoveries, nonperforming loans	Remain near historic lows

First Quarter 2023 Operating Performance

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BANKING | INSURANCE | WEALTH

Diluted earnings per share	$1.35, in line with immediate prior quarter, down from Q1 2022
Net income	$19.4 million, down from Q1 2022
Variance Drivers	Increased funding costs, reduced income from PPP and increased operating expenses
Key profitability measures	Return on average assets, net interest margin and return on equity remained healthy

One Bank Charter, One Brand

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BANKING | INSURANCE | WEALTH

Business Growth & Revenue Generation

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Companywide initiative: Deposit gathering and retention


Depo$it Da$h

Coupled with other initiatives

- Cash Management talent/product offerings
- Deposit pricing and product development
- eSign
- Online account opening

Lending

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Commercial Lending

Loan portfolio stable, early signs of growth

Residential Lending

Impacted by rising rates

- Rate Modification Loan
- No Closing Cost Mortgage

Specialty Lending

Future opportunities

- Clean Energy Program

Fee Based Business Contributions

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Insurance Agencies

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Financial Advisors
PLANNING | TRUSTS | INVESTMENTS

Boards of Directors

Craig Yunker



Frank Milewski



Commitment to Our Workforce

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BANKING | INSURANCE | WEALTH

Recruiting, supporting and retaining through:

- Remote and hybrid work options
- Employee referral program
- New team member ambassador program
- Diversity, Inclusion and Belonging initiatives

Senior Leadership

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BANKING | INSURANCE | WEALTH



John McKenna



Greg Hartz



Alyssa Fontaine



Diane Torcello



Johanna Anderson



Frank Fetsko

Commitment to Our Communities

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BANKING | INSURANCE | WEALTH








foodbank
of the Southern

Thank You

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BANKING | INSURANCE | WEALTH

TOGETHER

Frank M. Fetsko, CFO & COO
Tompkins Financial Corp.

Tompkins Financial Strength

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BANKING | INSURANCE | WEALTH

- Long-standing commitment to sustainable performance
- Profitable every year since *at least* 1942, and remains profitable
- Return on equity for 12 months ended March 31, 2023 above the average over the past 10 years
- Ratio of Total Capital to Risk-weighted assets is at its highest level over the past six quarters
- Despite recent decline, total deposits at March 31, 2023 remain $1.3 billion higher than pre-pandemic levels
- Nonperforming assets to total asset ratio of 0.37% is below pre-pandemic levels
- Liquidity improvement with the ratio of borrowings as a percentage of total assets at 3.8% in 2022 vs. 9.7% in 2019

Recent Rate Environment


Federal Funds Rate
%
5.00
4.50
4.00
3.50
3.00
2.50
2.00
1.50
1.00
0.50
0.00
12/01/2018
03/01/2019
06/01/2019
09/01/2019
12/01/2019
03/01/2020
06/01/2020
09/01/2020
12/01/2020
03/01/2021
06/01/2021
09/01/2021
12/01/2021
03/01/2022
06/01/2022
09/01/2022
12/01/2022
03/01/2023

Rapid decline in rates followed by rapid rise

Current Inverted Curve


US TREASURY ACTIVES CURVE 05/03/23
Yield to Maturity
6.00
5.00
4.00
3.00
2.00
1.00
0.00
-1.86%
1M
2M
3M
4M
6M
1Y
2Y
3Y
5Y
7Y
10Y
20Y
30Y

Recent Deposit Trends

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BANKING | INSURANCE | WEALTH



Quarterly Change in Deposits
$ Billions
1,200
1,000
800
600
400
200
0
-200
-400
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
Pandemic Stimulus
Fed Tightening

Source: FDIC.

Recent Industry Stress

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BANKING | INSURANCE | WEALTH

Impact on Banking Sector

- Tangible equity dilution
- Narrowing Bank Net Interest Margins
- Liquidity Stress in some institutions

Annual Earnings Trends

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BANKING | INSURANCE | WEALTH



$7.00
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
Diluted EPS
2012Y 2013Y 2014Y 2015Y 2016Y 2017Y 2018Y 2019Y 2020Y 2021Y 2022Y

TMP Diluted EPS: 10 Year Compound Annual Growth Rate of 9%

Quarterly Earnings Trends

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BANKING | INSURANCE | WEALTH



Diluted EPS
$2.00
$1.50
$1.00
$0.50
$0.00
1.54
1.45
1.33
1.60
1.45
1.48
1.36
1.35
Q2 2021
Q3 2021
Q4 2021
Q1 2022
Q2 2022
Q3 2022
Q4 2022
Q1 2023

- Q1 2023 GAAP EPS is approximately unchanged from last quarter
- Q1 2023 is down approximately 15.6% from Q1 2022

Annual Cash Dividend Trends

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BANKING | INSURANCE | WEALTH



Cash Dividend Per Share
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
2012Y 2013Y 2014Y 2015Y 2016Y 2017Y 2018Y 2019Y 2020Y 2021Y 2022Y

TMP Cash Dividend: 10 Year Compound Annual Growth Rate of 5%

Profitability

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ROAE
14%
12%
10%
8%
6%
4%
2%
0%
2018Y
2019Y
2020Y
2021Y
2022Y
Q12023*
TMP
FRB Peer (1)



ROAA
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
2018Y
2019Y
2020Y
2021Y
2022Y
Q12023*
TMP
FRB Peer (1)



NIM
4.00%
3.00%
2.00%
1.00%
0.00%
2018Y
2019Y
2020Y
2021Y
2022Y
Q12023*
TMP
FRB Peer (1)

* Quarterly results annualized; peer data not yet available

(1) Federal Reserve Peer Group consisting of bank holding companies with consolidated assets between $3 billion and $10 billion.

Annual Loan Growth

Total Loans



$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
In millions

	2017Y	2018Y	2019Y	2020Y	2021Y	2022Y	Q12023
PPP	-	-	-	291,252	71,252	756	686
Total Loans Ex PPP	4,669,120	4,833,939	4,917,550	4,969,075	5,004,215	5,268,155	5,272,985

- Loan Growth: 5 year Compound Annual Growth Rate of 2.4%
- Loan growth in 2022 was approximately 3.8%
- Excluding PPP Loans, growth of 5.3% in 2022

Disciplined Credit Culture

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BANKING | INSURANCE | WEALTH

Nonperforming Assets / Total Assets



2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2012Y
2013Y
2014Y
2015Y
2016Y
2017Y
2018Y
2019Y
2020Y
2021Y
2022Y
Q12023
TMP
FRB Peer (1)

- Nonperforming assets as a percentage of total assets is below Pre-Pandemic levels in 2019
- Loan Loss Reserve coverage of nonperforming loans is at the highest level in the past 10 quarters

(1) Federal Reserve Peer Group consisting of bank holding companies with consolidated assets between $3 billion and $10 billion.

Deposit Growth

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BANKING | INSURANCE | WEALTH

Total Deposits



$7,000,000
$6,000,000
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$0
(in thousands)

	2017Y	2018Y	2019Y	2020Y	2021Y	2022Y	Q12023
Interest Bearing	3,399,882	3,490,485	3,755,700	4,508,167	4,655,699	4,452,150	4,499,430
Noninterest Bearing	1,437,925	1,398,474	1,457,221	1,929,585	2,135,736	2,150,145	2,009,579

- Deposit Growth: 5 year Compound Annual Growth Rate of 6.4%
- Deposit are down 7.2% vs prior year.
- Deposits are up $1.3B vs 2019
- Insured and Deposits secured with Liquid Collateral represent 77% of deposits at 3/31/23

Revenue Growth

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BANKING | INSURANCE | WEALTH



Total Revenue
(in thousands)
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0

	2017Y	2018Y	2019Y	2020Y	2021Y	2022Y
Noninterest Income	69,204	77,449	75,433	73,860	78,849	77,972
Net Interest Income	201,304	211,800	210,628	225,339	223,792	230,281

TMP Total Revenue: 5 Year Compound Annual Growth Rate of 2.7%

Diversified Revenue Sources

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BANKING | INSURANCE | WEALTH



Insurance, $36.2
Investment Services, $18.1
Service Charges on Deposits, $7.4
Card Services, $11.0
Other, $5.3
Net Interest Income, $230.3

25.3% noninterest income for full year 2022 vs. FRB peer average(1) of 19.6%

(1) Federal Reserve Peer Group consisting of bank holding companies with consolidated assets between $3 billion and $10 billion.

Consistently Well Capitalized

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BANKING | INSURANCE | WEALTH


Tier 1 Ratio
10%
9%
8%
7%
6%
5%
4%
3%
2%
1%
0%
Well Capitalized threshold
2018Y
2019Y
2020Y
2021Y
2022Y
Q12023


Total Capital Ratio
16%
14%
12%
10%
8%
6%
4%
2%
0%
Well Capitalized threshold
2018Y
2019Y
2020Y
2021Y
2022Y
Q12023

- Repurchased 197,979 shares at an average price of $77.94 in 2022
- Regulatory Tier 1 Common Equity is the highest in history and up 25 consecutive years
- Total capital ratio reflect capital that is $251 million above regulatory minimums

Stock Performance

TOMPKINS
BANKING | INSURANCE | WEALTH

	LTM		5YR		10YR	
TMP	**-25.89**	[green]	**-4.70**	[blue]	**5.64%**	[yellow]
KRX Index*	-26.48	[blue]	-3.61	[green]	5.84%	[green]
ACBQ Index*	-28.23	[yellow]	-6.64	[red]	3.51%	[red]
Proxy Peer Group Avg	-28.81	[red]	-5.65	[yellow]	5.83%	[blue]

Rank	
1	[green]
2	[blue]
3	[yellow]
4	[red]

Pricing as of May 2, 2023

	P/LTM EPS		P/TBV	
TMP	**9.74x**	[green]	**1.44x**	[green]
Banks $5-$25B in Assets	7.87x	[blue]	1.27x	[blue]
Proxy Peer Group Avg	6.92x	[yellow]	1.24x	[yellow]

KRX=KBW Regional Bank Index; ACBQ = America's community bank index

Commitment to Sustainable Performance

- Profitable for at least 80 consecutive years
- Record Earnings in 45 of last 50 years
- Revenue per share has increased for more than 10 consecutive years
- Cash dividends increased for 34 consecutive years
- Cash dividends paid for 144 consecutive years

Preliminary Voting Results


Questions & Answers


Closing Remarks